Championing a Smoke-Free World CAGNY Conference February 18, 2026 Jacek Olczak, Group CEO PMI Emmanuel Babeau, Group CFO PMI Introduction • A glossary of terms as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available on our Investor Relations website with additional non-GAAP reconciliations available at the end of this presentation 2 Exhibit 99.1

Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding expected financial or operational performance; capital allocation plans; investment strategies; regulatory outcomes; market expectations; business plans and strategies. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: marketing and regulatory restrictions that could reduce our competitiveness, disrupt our SFP commercialization efforts, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; excise tax increases and discriminatory tax structures; health concerns relating to the use of tobacco and other nicotine-containing products; litigation related to tobacco and/or nicotine products and intellectual property rights; intense competition; inability to anticipate changes in adult consumer preferences; use and reliance on third-parties; the adverse effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; geopolitical instability affecting international trade; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; continued decline of tax-paid cigarettes; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, sustained periods of elevated inflation, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; disruptions in the credit markets or changes to its credit ratings; recent and potential future tariffs imposed by the U.S. and other countries; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as product components for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful, in key markets or systemically, in its efforts to introduce, commercialize, and grow smoke-free products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity; if there are prolonged disruptions of facilities used to produce its products; if it is unable to enter new markets or improve its margins through increased prices and productivity gains; if other market participants are more successful in their SFP commercialization efforts; if it is unable to attract and retain the best global talent; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our smoke-free products performance. • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI's Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2025. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations • References to “PMI”, “we”, “our” and “us” mean Philip Morris International Inc., including its subsidiaries 3 PMI Executive Team Here Today 4 Group Chief Legal Officer Yann Guérin CEO PMI International Fred De Wilde Jacek Olczak Group CEO PMI Emmanuel Babeau Group CFO PMI Chief Global Growth Officer Stefano Volpetti CEO PMI U.S. Stacey Kennedy President Europe Region Massimo Andolina

- Leading Industry Transformation, Evolution of Operating Environment
- The Multicategory Consumer
- Delivering Superior Returns to Shareholders

Smoke-Free Reaching $17 billion Top-Line & 106 Markets



Annual Smoke-Free Net Revenues
($ billion)
Smoke-Free
Markets
(#)
2
20
44
64
73
95
106
~$17bn
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: PMI Financials or estimates

6

Becoming Substantially Smoke-Free By Net Revenues



Smoke-Free Net Revenues[a]
(% of Total Regional Adj. Net Revenues)
50%
63.6%
55.4%
47.5%
15.1%
EA, AU & PMI GTR
Europe
Americas
SSEA, CIS & MEA
FY'25
41.5%
Total PMI
Europe
>50%
Q4'25
3 Regions >50%
75%
of PMI adj. OI, Q4'25

Markets, # (FY)	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
>30%	-	-	2	6	15	24	29	37	43	45	43
>50%	-	-	1	3	4	6	10	17	25	23	27
>75%	-	-	-	-	-	-	-	-	3	6	8

(a) Smoke-free represents Smoke-Free Business. Smoke-free business also includes wellness products, as well as consumer accessories, such as lighters and matches. For further information, please see Appendix and Reconciliation of non-GAAP Measures. Source: PMI Financials or estimates

7

Becoming Substantially Smoke-Free By Net Revenues



FY'25 Smoke-Free Net Revenues[a]
(% of Total PMI Net Revenues)
62%
Top-5 OI Markets
41.5%
PMI
64%
55%
47%
>50%
Q4'25
15%
EA, AU & PMI GTR
AMERICAS
EUROPE
SSEA, CIS & MEA

When accessible, SFPs perform well in Emerging Markets



PMI HTU Offtake Shares[b]
Riyadh
4.5%
6.3%
Q4'24
Q4'25
Mexico City
5.0%
7.2%
Q4'24
Q4'25
Urban Jakarta
6.1%
7.7%
Q4'24
Q4'25
Cairo
8.8%
9.5%
Q4'24
Q4'25
Taipei[c]
~6%
Dec'25

(a) Smoke-free represents Smoke-Free Business. (b) Base includes HTUs and cigarettes. (c) Based on Greater Taipei Nielsen data. Source: PMI Financials or estimates

8

Transformed From Decline to Growth in Total Volumes


Total PMI Volumes(a)
(Shipments, bn units)
2026-28
Target Volume
CAGR
+ve
856
821
782
705
786
+81bn
SFP: +103bn
CC (SFP markets(b)): (67)bn
CC (non-SFP markets(b)): +45bn
CAGR
2014-19
~(2)%
CC: (4)%
SFP: >200%
CAGR
2020-25
~2%
CC: (0.7)%
SFP: +19%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

(a) Volumes for cigarettes, HTUs, Oral SFPs (excl. snuff, snuff leaf and U.S. chew) and e-vapor in equivalent units. (b) Based on 106 SFP markets as of December 2025. Note: CC refers to combustible cigarettes. Total may not foot due to rounding. Source: PMI Financials or estimates

9

SFPs Accelerate Combustible Industry Declines


Non-SFP Markets
SFP Markets
Cigarette Industry(a)
(change vs. PY, %)
Mkts where SFPs not permitted(b)
+3%
FY'25
-5.4%
-7.5%
4.3%
-3.0%
0.2%
-2.6%
-3.7%
-2.3%
1.1%
-0.1%
0.1%
-3.1%
-0.6%
-3.1%
2020
2021
2022
2023
2024
2025
CAGR
2020-'25

(a) Excluding China & U.S. Note: SFP markets defined as markets with PMI SFP SoM >2% in 2025. (b) Where Smoke free PMI products are not available either due to regulatory, fiscal or other reasons. Source: PMI Financials or estimates

10

Evolving Understanding of Nicotine & Tobacco Harm Reduction

*"The evidence suggests the proposed modified risk claim "**Using ZYN instead of cigarettes puts you at a lower risk of mouth cancer, heart disease, lung cancer, stroke, emphysema, and chronic bronchitis" is scientifically accurate.***

FDA, Meeting of the Tobacco Products Scientific Advisory Committee Modified Risk Tobacco Products Application by Swedish Match, January 2026

*Evidence continues to support the modified exposure claim that "Scientific studies have shown that **switching completely from conventional cigarettes to the IQOS system significantly reduces your body's exposure to harmful or potentially harmful chemicals.**"*

FDA, Meeting of the Tobacco Products Scientific Advisory Committee Modified Risk Tobacco Products Renewal Applications for Philip Morris Products S.A., October 2025

*"As we look toward the future, **I want to be clear about CTP's direction.** Our recent actions, the Pouch Pilot program, product authorizations, accelerated reduction in the PMTA backlog, enforcement activities and education and initiatives. They all form a **cohesive framework based on tobacco harm reduction principles balanced with stringent youth protection.**"*

Bret Koplow, Acting Director, Center for Tobacco Products FDA, October 2025

*"It's (Nicotine) clearly addictive. **It may have other health benefits.** We have an NIH study that shows [...] it reduces onset of Alzheimer's and of dementia. And so, it's infinitely preferential to smoking. I think that the **nicotine pouches are probably the safest way to consume nicotine."***

Robert F. Kennedy Jr., U.S. Secretary of Health & Human Services, 2025

*Current evidence suggests **nicotine itself confers little risk to health**, though acute exposure at typical levels from consumer nicotine products can result in addiction, short-term enhanced cognitive effects, elevated heart rate and blood pressure.*

Royal College of Physicians, accessed April 2024

***Nicotine is addictive but carries few direct risks to health on its own.** It can be used in non-tobacco products such as NRT and vapes and is an effective aid to quitting smoking. However, it should not be used by people who do not already smoke.*

Ash UK (action on smoking and health), November 2025

Tax settings should be sought that take increased account of the risk profile of individual products**, i.e., the aim is to set the tax (price) of alternative tobacco and nicotine products appropriately in relation to the price of tobacco products intended for smoking, and thus **economically motivate smokers to switch to less risky alternatives to smoking.

Czechia: The Action Plan Addiction Policy 2023-2025

11

Increasing Regulatory & Fiscal Differentiation of SFPs

Regulatory Policy (Jan'26)

85 Markets[a] (+34 vs. 2023)

Lifted a regulatory ban for at least one SFP or proceeded with **dedicated/improved regulatory framework**

43 Markets[a] (+21 vs. 2023)

Established (voluntary or mandatory) **product standards** on quality, safety and performance for at least one SFP

Fiscal Policy (Jan'26)

59 Markets (+14 vs. 2023)

Dedicated excise tax category for **Heated Tobacco Products**

32 Markets (+21 vs. 2023)

Dedicated excise category for **e-vapor**

26 Markets (+21 vs. 2023)

Dedicated excise category for **Modern Oral**

26 Markets (All new or renewed since 2023)

Multi-year tax plans covering **at least one SFP**

Examples:

Over 30 markets recognized or reiterated support for THR as a guiding principle for national Fiscal or Regulatory legislations

(a) Include PMI non-launch markets where information is available. Note: Markets are PMI launched markets only unless otherwise stated. Dedicated excise categories in launch markets as of January 2026, including laws with effective date later in the year, e.g. UK effective October 1st 2026. Source: PMI Estimates

12

However, Access Remains Blocked in Certain Key Markets 13 • High volume cigarette markets: >440bn sticks Source: PMI Financials or estimates • Smaller but important markets:⎼ Hong Kong, Singapore, Australia • Restricted on certain categories:⎼ Examples: Germany, Belgium, Canada, Ireland, Netherlands, France India Turkey Brazil Vietnam • Leading Industry Transformation, Evolution of Operating Environment • The Multicategory Consumer • Delivering Superior Returns to Shareholders

SFP Growth Opportunity Remains Vast

- Total nicotine market close to stable, continued migration to smoke-free products
- Changing consumer preferences generate incremental growth opportunities:
  - *IQOS, ZYN & VEEV* well-positioned for SFP poly-use
  - Multicategory approach to innovation and commercialization



2025 Global Industry Volumes
(est. equivalent units, excl. China)
22-25 CAGR (%)
Total SFPs 19%
+10%
HTUs
+12%
6%
E-Vapor(a)
+5%
7%
Illicit E-Vapor
+18%
4%
Nicotine Pouch
+54%
1%
Trad. Oral
(3)%
1%
Combustible
81%
(2%)

Note: Excludes illicit cigarettes and certain traditional product categories. (a) Includes estimated size of open tank systems using 1ml equivalent to 10 units for all e-vapor.
Source: PMI Financials or estimates

15

Growing SFP Demand & Use Leads Volume Growth



SFP Share of Nicotine Industry Volumes and Use
(Global, excl. China)
16%
27%
18%
30%
19%
32%
2023
2024
2025
SFP % of total nicotine industry volumes
SFP use among Legal-Age Nicotine Consumers (LANC)(a)

(a) Past 7 day use, based on consumer panel data from 64 markets (incl. U.S., excl. China) in Q3'25, Q3'24, Q3'23. Source: PMI Market Research, PMI Financials or estimates

16

Declining Exclusive Smokers, Dual Use Precedes Full Conversion

SFP Share of Nicotine Industry Volumes and Use



SFP % on total nicotine industry volumes
SFP use among LANC[a]
International
13%
23%
15%
26%
16%
28%
2023
2024
2025
U.S.
44%
53%
48%
58%
53%
62%
2023
2024
2025

Exclusive Cigarette Use

(Past 7 days use among LANC, %)



International
(only SFP markets)[b]
72%
70%
68%
U.S.
47%
42%
38%
2023
2024
2025

(a) Past 7 day use based on consumer panel data in Q3'25, Q3'24, Q3'23. International based on 63 international markets (excl. U.S. and China). (b) Based on the 56 markets of these 63 where PMI is present with SFPs. Source: PMI Market Research, PMI Financials or estimates

17

Faster Full Conversion Where HnB is Present

SFP Industry User Breakdown

(% of SFP Users)[a]



International
SFP Exclusive
~55%
SFP Dual & Poly with Cigarettes
~41%
~4%
SFP Poly-User (2+ SFP Categories)



U.S.
SFP Exclusive
~27%
SFP Dual & Poly with Cigarettes
~67%
~6%
SFP Poly-User (2+ SFP Categories)

(a) Past 7 day use based on consumer panel data in Q3'25. International based on 63 international markets (excl. U.S. and China).
Source: PMI Market Research, PMI Financials or estimates

18

Nicotine Pouches Have Specific Role in Switching Smokers

- First-use of nicotine pouches usually situational, change in ritual from inhalable to oral
- Share of nicotine occasions rises on average over time, aiding greater full smoke-free conversion
- Poly-use with other SFPs is higher than e-vapor and HnB, which has highest exclusive use
- Exclusive oral users small in number but growing rapidly
- Growth tailwind for the category over time

U.S. Nicotine Pouch Use
by Tenure
(average pouches/day)



Sweden Oral[a]
~12
7.4
6.8
5.2
Exclusive Use
>2x
vs. <1 year
<1 year
1-2 years
>3 years

(a) Average pouches per day, based on consumer panel data as of Q4'25. Note: Estimates of daily consumption based on a number of simplifying assumptions and do not represent actual nicotine uptake by SFP users, which is a function of a number of factors, including, but not limited to type of product used, duration of use, and patterns of use.
Source: PMI Market Research

19

Multicategory Accelerating Smoke-Free Category Growth



VEEV
one
Sea Mint
2000
PUFFS
HEALTH WARNING
TO BE PLACED HERE
TEREA
TURQUOISE
for IQOS ILUMA
HEALTH WARNING
TO BE PLACED HERE
Cool Mint
Mini

FY'25 PMI SFP IMS Growth[a]

1 SFP Markets	Multicategory Markets (52)
~10%	>15%

Unlocking growth in markets with low PMI CC presence (e.g., Taiwan, Romania, South Africa)

(a) Including HTUs, e-vapor pods and disposables, nicotine pouches. Note: SFP markets defined as markets with PMI SFP SoM >2% in 2025. Multicategory markets as of Dec'25. Excluding Poland, due to e-vapor industry regulatory changes. Source: PMI Financials or estimates

20

>7.6k
IQOS Stores & Partners
10% vs. PY
Includes Flagship stores, small, large & temporary boutiques as of Dec 2025 (ex. Russia)
VEEV
Vaping
>22k
Sales & Service Staff at Experiential Touchpoints
Includes staff at our stores, service centers, coaches. Dec 2025
~1.5m
Points of sale for PMI SFPs
As of Dec'25
>550m
Interactions at Experiential Touchpoints
10% vs. PY
Includes our stores, service centers, website and opened emails in 2025
~83%
Consumer Registration Rate
Includes legal age IQOS users who have purchased a device & provided valid contact details as of Dec 2025 (ex. Japan)

IQOS Infrastructure Supports Multicategory Growth

Source: PMI Financials or estimates

Strong Position in SFPs, Outgrowing Industry



2025 PMI Category Volume Share(a)
IQOS
~24%
~65%
~76%
ZYN
~40%
VEEV
~12%
Cigarettes
Smoke-Free Products(b)
Heat-Not-Burn
Nicotine Pouches(c)
E-Vapor Closed Pods(d)
2025 SFP Volume Growth
(Change vs. PY(e))
>9%
>12%
>70%
Share of growth
Industry
PMI

(a) Excluding China. PMI share of category IMS in markets where present in each category. Nb. PMI does not sell cigarettes in the U.S., hence cigarette share is international only. (b) In equivalent units. Excludes open tank e-vapor systems and traditional oral products. (c) In pouches. (d) In pods. (e) Reflects estimated IMS growth in categories where PMI is present across 106 smoke-free markets. Excl. illicit products, e-vapor open tanks. Source: PMI Financials or estimates

22

Continuous Innovation Across SFPs, Expanding Technologies



IQOS
ZYN
VEEV
TEREA
LEVIA
DELIA
IQOS ILUMA i
(Induction heating)
blends
BONDS
(External heating)
Nicotine Levels
1.5 mg
3-4 mg
6 mg
9-10 mg
11 mg
>11 mg
Dry
Moist
VEEV One
(Ceramic Heating)
VEEV InPrime
(Induction Heating)
HEALTH WARNING
Future Innovations

23

Resilient Combustible Leadership Supports Smoke-Free Success



Combustible Pricing
(% growth vs. PY)[a]
5.5
8.7
7.6
FY'21-23 Average
FY'24
FY'25



Marlboro Cigarette Category Share[b]
(%)
Marlboro
Marlboro Record high share 11.0% Q4'25
9.5%
9.8%
9.8%
10.2%
10.7%
2021
2022
2023
2024
2025

(a) Pricing variance is based on adjusted net revenues (b) Excluding China and the U.S. and including cigarillos in Japan. Source: PMI Financials or estimates

24

• Leading Industry Transformation, Evolution of Operating Environment • The Multicategory Consumer • Delivering Superior Returns to Shareholders Continuation of Best-in-Class Growth Targeted for 2026-28 26 6-8% Net Revenue Organic CAGR 9-11% Adjusted Diluted EPS Currency-Neutral CAGR(b) Positive Total Shipment Volume CAGR(a) 8-10% Operating Income Organic CAGR (a) Shipment volume includes cigarettes and SFPs. (b) At current corporate income tax rates, excluding share repurchases. Note: Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions and divestitures. Source: PMI Financials or estimates High-SD to Low-Teens Total SFP Volume CAGR

Multicategory Approach Driving SFP Volume Growth



SFP Volumes(a)
(Shipments, bn equivalent units)
Change vs. PY, bn units
+16
+18
Pro-forma(c)
+19
+20
Oral SFP(a)
E-Vapor(b)
HTUs
112
109
140
14
125
159
17
2
140
179
21
3
155
2022
2023
2024
2025

(a) Volumes shown in pouches or pouch equivalents, excluding snuff, snuff leaf and U.S. chew. (b) E-Vapor volumes shown in stick equivalent units. (c) Pro-forma includes 2022 Swedish Match volumes. Total may not foot due to rounding. Source: PMI Financials or estimates

27

Strong and Sustainable Net Revenue Drivers



Net Revenue Drivers
(Organic Variance vs. PY)
Organic Net Revenue
7.8%
6.5%
Smoke-Free Mix(a)
3.2%
3.5%
Pricing
4.1%
4.1%
Volume
1.8%
1.4%
CC Geo Mix & Other
(1.2)%
(1.1)%
(1.4)%
Indonesia CC business model change
5y CAGR
2025

- Sustained positive volumes
- Consistent strong pricing across categories
- Smoke-free mix from improving portfolio quality

- **Higher-growth, higher-quality business**

(a) Smoke-free mix represents the impact of an increased proportion of smoke-free products at higher net-revenue per unit and is calculated at total PMI level, excluding the impact from market mix. It also includes the impact from changes in device volumes and the growing weight of the U.S. smoke-free business. 5y Net Revenue CAGR includes immaterial impact from Indonesia CC business model change. Total may not foot due to rounding. Source: PMI Financials or estimates

28

Substantial Mix Benefit from Transition to Smoke-Free

2025 Net Revenue Per Unit
(SFPs in equivalent units)



~2.5
1
Cigarettes
Smoke-Free Products

2025 Adj. Gross Profit Per Unit
(SFPs in equivalent units)



~2.6
1
Cigarettes
Smoke-Free Products

Source: PMI Financials or estimates

29

Smoke-Free Increasingly Profitable As Top-Line Grows

Smoke-Free Adj. Gross Profit[a]
(% of Total PMI Adj. Gross Profit)



21.6%
28.9%
29.9%
36.7%
39.7%
42.9%
~2x
vs. 2020
2020
2021
2022
2023
2024
2025

Adj. Gross Profit Margin
(Smoke-Free[a] vs. Combustibles)



69.5%
66.6%
+4pp
Smoke-Free
64.2%
65.5%
63.9%
63.4%
Combustibles
2023
2024
2025

(a) Smoke-free represents Smoke-Free Business. For further information, please see Appendix and Reconciliation of non-GAAP Measures. Note: Adjusted gross profit margin calculated based on adjusted gross profit, divided by adjusted net revenues. Source: PMI Financials or estimates

30

OI Growth & Margin Expansion Built into Growth Model



Adj. SG&A
(% of Total PMI Adj. Gross Profit)
SFP
~70%
of Tot. Commercial Costs, FY'25
38.5%
37.7%
40.6%
40.3%
39.8%
2020
2022
2023
2024
2025



Organic OI Growth
(Change, %)
9.4%
10.6%
CAGR 2020-'25
FY'25



Organic OI Margin Growth
(Change, bps)
60
140
Avg. 2020-'25
FY'25

Source: PMI Financials or estimates

31

Converting Currency-Neutral Growth Into USD



Adj. Dil. EPS
Currency-Neutral
9-11%
2026-'28 CAGR
Target(c)
Adj. Diluted EPS
($)
Currency neutral variance vs. PY
USD variance vs. PY
5.8%
(0.4)%
10.1%
(2.4)%
15.6%
9.3%
14.8%
14.2%
11.1 - 13.1%(a)
7.5 - 9.5%
5.17
5.98
6.57
7.54
8.38 – 8.53
2020(a)
2022
2024
2025
2026 Est.
Currency Impact, ($)
+0.12
(0.77)
(0.38)
+0.04
+0.27(b)

(a) 2020 Adjusted Diluted EPS, excluding intangible amortization and the net earnings attributable to RBH from January 1, 2019 to March 21, 2019, was $5.21, representing a 1.0% increase in USD versus the prior year and a 7.2% increase on a currency-neutral basis. (b) See Q4'25 Earnings Release from Feb 6th 2026; at then prevailing exchange rates. (c) At current corporate income tax rates, excluding share repurchases.
Source: PMI Financials or estimates

32

Highly Cash Generative With Strong Balance Sheet

Operating Cash Flow	• Expect robust 2026-28 Operating Cash Flow of ~$45bn, at prevailing exchange rates, following ~$34bn over last 3 years,
Organic Growth	• Reinvest in innovation and growth of smoke-free portfolio: – Expect average annual 2026-28 capital expenditures of $1.3-1.5 billion
Dividends	• Steadfast commitment to progressive dividend policy
Deleveraging	• Target close to 2.0x net debt to adjusted EBITDA at end-26, at prevailing exchange rates
Capital Efficiency	• Strong cash conversion, comparing very favorably against our CPG peers • ROIC >50% on average over the last 10 years

Source: PMI Financials or estimates

33

Sustainable Performance with Superior Shareholder Returns

Total Shareholder Return
($)


1 Year - Feb 13, 2025 – Feb 12, 2026
MSCI World Tobacco Index(a)
40%
PMI
31%
S&P 500
13%
U.S. Staples(b)
13%
3 Years - Feb 13, 2023 – Feb 12, 2026
PMI
109%
MSCI World Tobacco Index(a)
103%
S&P 500
72%
U.S. Staples(b)
31%
5 Years - Feb 13, 2021 – Feb 12, 2026
PMI
180%
MSCI World Tobacco Index(a)
162%
S&P 500
87%
U.S. Staples(b)
55%
Since Spin - Mar 28, 2008 – Feb 12, 2026
PMI
761%
S&P 500
631%
MSCI World Tobacco Index(a)
599%
U.S. Staples(b)
417%

(a) Includes PMI, Altria, BAT, Imperial Brands and Japan Tobacco. (b) Based on XLP Index. Note: Exchange rates are as of February 13, 2025 and February 12, 2026 for 1 year comparison, February 13, 2023 and February 12, 2026 for 3 years comparison, February 13, 2021 and February 12, 2026 for 5 years comparison, and March 28, 2008 and February 12, 2026 for Since Spin comparison. TSR including dividend reinvestment. Chart not to scale. Source: Bloomberg

34

Championing a Smoke-Free World CAGNY Conference February 18, 2026 Have you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download Championing a Smoke-Free World Appendix and Reconciliation of Non-GAAP Measures

SFP Growth Built on Strong Lead Indicators

PMI HTU Adjusted National & Key City Offtake Share of Total Cigarette and HTU Market



Greece
15.8%
22.3%
20.8%
29.4%
26.8%
35.9%
Q4, 2021
Q4, 2023
Q4, 2025
Italy
12.7%
21.6%
17.2%
28.2%
20.1%
32.5%
Q4, 2021
Q4, 2023
Q4, 2025
Japan
21.6%
27.2%
27.5%
34.1%
32.6%
38.5%
Q4, 2021
Q4, 2023
Q4, 2025
Germany
3.5%
8.6%
5.6%
10.8%
7.7%
15.0%
Q4, 2021
Q4, 2023
Q4, 2025
South Korea
6.8%
9.7%
7.4%
12.1%
9.5%
13.6%
Q4, 2021
Q4, 2023
Q4, 2025
Spain
1.3%
2.9%
2.5%
7.4%
3.6%
10.6%
Q4, 2021
Q4, 2023
Q4, 2025
PMI HTU Adj. National Share
Key City Offtake Share

Note: Chart not to scale. 2021 National shares based on reported IMS. Key Cities selected are respectively: Athens, Rome, Tokyo, Munich, Seoul and Madrid. Source: PMI Financials or estimates

37

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Net Revenues to Net Revenues, excluding Indonesia Combustible business model change, Currency and Acquisition / Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acqui-sitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Indonesia Combustible business model change	Adj. Net Revenues excl. Indonesia Combustible business model change, currency & Acquisitions / Divestitures		Net Revenues	Total	Excluding Currency	Excl. Currency & Acquisitions / Divestitures	Excl. Indonesia Combustible business model change, currency & Acquisitions / Divestitures
			2025				Quarters Ended December 31,	2024		% Change		
$ 10,362	$ 345	$ 10,017	$ (44)	$ 10,061	$ (92)	$ 10,153	Total PMI	$ 9,706	6.8%	3.2%	3.7%	4.6%
			2025				Years Ended December 31,	2024		% Change		
$ 40,648	$ 461	$ 40,187	$ (170)	$ 40,357	$ (500)	$ 40,857	Total PMI	$ 37,878	7.3%	6.1%	6.5%	7.9%

Source: PMI Financials or estimates

38

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category
($ in millions) / (Unaudited)

	Years Ended December 31,					
	2020	**2021**	**2022**	**2023**	**2024**	**2025**
Combustible Tobacco	$ 21,747	$ 22,067 (a)	$ 21,572	$ 22,334 (b)	$ 23,218	$ 23,794
Smoke-Free	6,947	9,338	10,190	12,840	14,660	16,854
Total PMI	**$ 28,694**	**$ 31,405**	**$ 31,762**	**$ 35,174**	**$ 37,878**	**$ 40,648**

(a) 2021 Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessment. Excluding this impact total PMI adjused net revenues are $31,651 million and for combustible tobacco $22,313 million. (b) 2023 Includes a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East. Excluding this impact total PMI adjusted net revenues are $35,254 million and for combustible tobacco $22,414 million. Note: Sum of product categories might not foot to Total PMI due to roundings. Source: PMI Financials or estimates

39

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

SSEA, CIS & MEA Net Revenues by Product Category
($ in millions) / (Unaudited)

	Years Ended December 31,	
	2021	**2023**
Combustible Tobacco	$ 8,734 (a)	$ 9,321 (b)
Smoke-Free	1,124	1,308
Total SSEA, CIS & MEA	**$ 9,858**	**$ 10,629**

(a) 2021 Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessment. Excluding this impact, total SSEA, CIS & MEA adjusted net revenues are $10,104 million and for combustible tobacco $8,980 million. (b) 2023 Includes a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East. Excluding this impact, total SSEA, CIS & MEA adjusted net revenues are $10,709 million and for combustible tobacco $9,401 million. Note: Sum of product categories might not foot to Total SSEA, CIS & MEA due to roundings. Source: PMI Financials or estimates

40

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions / Divestitures
($ in millions) / (Unaudited)

Net Revenues	Special Items	Adj. Net Revenues	Currency	Adj. Net Revenues excluding Currency	Acquisitions / Divestitures	Adj. Net Revenues excl. Currency & Acquisitions / Divestitures		Net Revenues	Special Items	Adj. Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures
			2025				Years Ended December 31,		2024			% Change	
$ 40,648	$ -	$ 40,648	$ 461	$ 40,187	$ (170)	$ 40,357	Total PMI	$ 37,878	$ -	$ 37,878	7.3%	6.1%	6.5%
			2024				Years Ended December 31,		2023			% Change	
$ 37,878	$ -	$ 37,878	$ (841)	$ 38,719	$ -	$ 38,719	Total PMI	$ 35,174	$ (80)	$ 35,254	7.4%	9.8%	9.8%
			2023				Years Ended December 31,		2022			% Change	
$ 35,174	$ (80)	$ 35,254	$ (1,112)	$ 36,366	$ 2,113	$ 34,253	Total PMI	$ 31,762	$ -	$ 31,762	11.0%	14.5%	7.8%
			2022				Years Ended December 31,		2021			% Change	
$ 31,762	$ -	$ 31,762	$ (2,656)	$ 34,418	$ 515	$ 33,903	Total PMI	$ 31,405	$ (246)	$ 31,651	0.4%	8.7%	7.1%
			2021				Years Ended December 31,		2020			% Change	
$ 31,405	$ (246)	$ 31,651	$ 678	$ 30,973	$ 109	$ 30,864	Total PMI	$ 28,694	$ -	$ 28,694	10.3%	7.9%	7.6%

Source: PMI Financials or estimates

41

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Gross Profit by Product Category to Adjusted Gross Profit
($ in millions) / (Unaudited)

	2020			2021			2022			2023			2024			2025		
	Gross Profit	Special Items	Adj. Gross Profit	Gross Profit	Special Items[a]	Adj. Gross Profit	Gross Profit	Special Items[b]	Adj. Gross Profit	Gross Profit	Special Items[c]	Adj. Gross Profit	Gross Profit	Special Items[d]	Adj. Gross Profit	Gross Profit	Special Items[d]	Adj. Gross Profit
Combustible Tobacco	$ 14,986	$ -	$ 14,986	$ 15,118	$ (246)	$ 15,364	$ 14,475	$ (57)	$ 14,532	$ 14,097	$ (111)	$ 14,208	$ 14,830	$ -	$ 14,830	$ 15,594	$ -	$ 15,594
Smoke-Free	4,139	-	4,139	6,257	-	6,257	5,885	(299)	6,184	8,184	(59)	8,243	9,719	(51)	9,770	11,688	(22)	11,710
Total PMI	$ 19,125	$ -	$ 19,125	$ 21,375	$ (246)	$ 21,621	$ 20,360	$ (356)	$ 20,716	$ 22,281	$ (170)	$ 22,451	$ 24,549	$ (51)	$ 24,600	$ 27,282	$ (22)	$ 27,304

(a) 2021 full-year includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessments. (b) 2022 full-year includes Swedish Match AB acquisition accounting related items ($125 million of which $18 million in Combustible Tobacco and $107 million in Smoke-Free), impairment of goodwill and other intangibles ($112 million in Smoke-Free), charges related to the war in Ukraine ($61 million of which $39 million in Combustible Tobacco and $22 million in Smoke-Free) and amortization of intangibles ($58 million in Smoke-Free). (c) 2023 full-year includes termination of distribution arrangement in the Middle East ($80 million in Combustible Tobacco), Swedish Match AB acquisition accounting related items ($18 million in Combustible Tobacco), charges related to the war in Ukraine ($13 million in Combustible Tobacco) and mainly amortization of intangibles in cost of goods sold ($59 million in Smoke-free incl. W&H). (d) 2024 full-year and 2025 full-year reflects amortization of intangibles in Smoke-Free, all amounts are related to cost of goods sold. Note: Sum of product categories and special items might not foot due to roundings. Source: PMI Financials or estimates

42

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income
($ in millions, except effective tax rate) / (Unaudited)

	Years Ended December 31,					
	2020	2021	2022	2023	2024	2025
Operating income	**11,668**	**12,975**	**12,246**	**11,556**	**13,402**	**14,892**
Restructuring charges	(149)	(216)	-	(109)	(180)	(241)
Termination of distribution arrangement in the Middle East	-	-	-	(80)	-	-
Impairment of goodwill and other intangibles	-	-	(112)	(680)	(27)	(41)
Amortization of intangibles	(73)	(96)	(159)	(497)	(835)	(1,003)
Loss on expected sale of consumer accessories and other businesses	-	-	-	-	-	(94)
Germany excise tax classification litigation charge	-	-	-	-	-	(176)
RBH (Canada) Plan Implementation	-	-	-	-	-	19
Charges related to the war in Ukraine	-	-	(151)	(53)	-	-
Egypt sales tax charge	-	-	-	-	(45)	-
Loss on sale of Vectura Group	-	-	-	-	(199)	-
Megapolis localization tax impact	-	-	-	-	-	-
Swedish Match AB acquisition accounting related items	-	-	(125)	(18)	-	-
South Korea Indirect Tax Charge	-	-	-	(204)	-	-
Termination of agreement with Foundation for a Smoke-Free World	-	-	-	(140)	-	-
Costs associated with Swedish Match AB offer	-	-	(115)	-	-	-
Asset acquisition cost	-	(51)	-	-	-	-
Saudi Arabia customs assessments	-	(246)	-	-	-	-
Brazil indirect tax credit	119	-	-	-	-	-
Adjusted Operating Income	**11,771**	**13,584**	**12,908**	**13,337**	**14,688**	**16,428**

Source: PMI Financials or estimates

43

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions / Divestitures
($ in millions) / (Unaudited)

Operating Income	Special Items	Adj. Operating Income	Currency	Adj. Operating Income excluding Currency	Acqui-sitions / Divestitures	Adj. Operating Income excl. Currency & Acquisitions / Divestitures		Operating Income	Special Items	Adj. Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures
			2025				Years Ended December 31,		2024			% Change	
$ 14,892	$ (1,536)	$ 16,428	$ 154	$ 16,274	$ 31	$ 16,243	Total PMI	$ 13,402	$ (1,286)	$ 14,688	11.8%	10.8%	10.6%
			2024				Years Ended December 31,		2023			% Change	
$ 13,402	$ (1,286)	$ 14,688	$ (682)	$ 15,370	$ 46	$ 15,324	Total PMI	$ 11,556	$ (1,781)	$ 13,337	10.1%	15.2%	14.9%
			2023				Years Ended December 31,		2022			% Change	
$ 11,556	$ (1,781)	$ 13,337	$ (1,073)	$ 14,410	$ 1,027	$ 13,383	Total PMI	$ 12,246	$ (662)	$ 12,908	3.3%	11.6%	3.7%
			2022				Years Ended December 31,		2021			% Change	
$ 12,246	$ (662)	$ 12,908	$ (1,507)	$ 14,415	$ 99	$ 14,316	Total PMI	$ 12,975	$ (609)	$ 13,584	(5.0)%	6.1%	5.4%
			2021				Years Ended December 31,		2020			% Change	
$ 12,975	$ (609)	$ 13,584	$ 269	$ 13,315	$ 19	$ 13,296	Total PMI	$ 11,668	$ (103)	$ 11,771	15.4%	13.1%	13.0%

Source: PMI Financials or estimates

44

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Selling, General & Administrative Costs to Adjusted Selling, General & Administrative Costs
($ in millions, except effective tax rate) / (Unaudited)

	Years Ended December 31,				
	2020	2022	2023	2024	2025
Marketing, Administration and Research Costs	7,457	8,114	10,060	11,147	12,349
Impairment of goodwill	-	-	665	-	41
Selling, General & Administrative (SG&A) Costs	7,457	8,114	10,725	11,147	12,390
Loss on deconsolidation of RBH	-	-	-	-	-
Canadian tobacco litigation-related expense	-	-	-	-	-
Russia excise and VAT audit charge	-	-	-	-	-
Restructuring charges	(149)	-	(109)	(180)	(241)
Amortization of intangibles	(73)	(101)	(439)	(784)	(980)
Brazil indirect tax credit	119	-	-	-	-
Asset acquisition cost	-	-	-	-	-
Charges related to the war in Ukraine	-	(89)	(38)	-	-
Costs associated with Swedish Match AB offer	-	(115)	-	-	-
Impairment of goodwill and other intangibles	-	-	(680)	(27)	(41)
South Korea Indirect Tax Charge	-	-	(204)	-	-
Termination of agreement with Foundation for a Smoke-Free World	-	-	(140)	-	-
Egypt sales tax charge	-	-	-	(45)	-
Loss on sale of Vectura Group	-	-	-	(199)	-
Loss on expected sale of consumer accessories and other businesses	-	-	-	-	(94)
Germany excise tax classification litigation charge	-	-	-	-	(176)
RBH (Canada) Plan Implementation	-	-	-	-	19
Adjusted Selling, General & Administrative (Adj. SG&A) Costs	7,354	7,808	9,114	9,912	10,876

Note: Sum of adjustments might not foot to Adj. SG&A costs due to roundings. Source: PMI Financials or estimates

45

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

	Years Ended December 31,			Years Ended December 31[a],			Years Ended December 31,			Years Ended December 31,			Years Ended December 31,		
	2020	2019	% Change	2020	2019	% Change	2022	2021	% Change	2024	2023	% Change	2025	2024	% Change
Reported Diluted EPS	$ 5.16	$ 4.61	11.9%	$ 5.16	$ 4.61	11.9%	$ 5.81	$ 5.83	(0.3)%	$ 4.52	$ 5.02	(10.0)%	$ 7.26	$ 4.52	60.6%
Restructuring charges	0.08	0.23		0.08	0.23		-	0.12		0.10	0.06		0.14	0.10	
Termination of distribution arrangement in the Middle East	-	-		-	-		-	-		-	0.04		-	-	
Impairment of goodwill and other intangibles	-	-		-	-		-	-		0.01	0.44		0.03	0.01	
Amortization of intangibles	-	-		0.04	0.03		0.15	0.05		0.40	0.25		0.50	0.40	
Saudi Arabia customs assessments	-	-		-	-		-	0.14		-	-		-	-	
Canadian tobacco litigation-related expense	-	0.09		-	0.09		-	-		-	-		-	-	
Loss on deconsolidation of RBH	-	0.12		-	0.12		-	-		-	-		-	-	
Russia excise and VAT audit charge	-	0.20		-	0.20		-	-		-	-		-	-	
Equity investee ownership dilution	-	-		-	-		-	(0.04)		-	-		-	-	
Asset acquisition cost	-	-		-	-		-	0.03		-	-		-	-	
Charges related to the war in Ukraine	-	-		-	-		0.08	-		-	0.03		-	-	
Megapolis localization tax impact	-	-		-	-		-	-		0.05	-		-	0.05	
Swedish Match AB acquisition accounting related items	-	-		-	-		0.06	-		-	0.01		-	-	
Costs associated with Swedish Match AB offer	-	-		-	-		0.06	-		-	-		-	-	
Income tax impact associated with Swedish Match AB financing	-	-		-	-		(0.13)	-		0.14	(0.11)		(0.25)	0.14	
Egypt sales tax charge	-	-		-	-		-	-		0.03	-		-	0.03	
Loss on sale of Vectura Group	-	-		-	-		-	-		0.13	-		-	0.13	
South Korea indirect tax charge	-	-		-	-		-	-		-	0.11		-	-	
Termination of agreement with Foundation for a Smoke-Free World	-	-		-	-		-	-		-	0.07		-	-	
Impairment related to the RBH equity investment	-	-		-	-		-	-		1.49	-		-	1.49	
Fair value adjustment for equity security investments	0.04	(0.02)		0.04	(0.02)		(0.02)	-		(0.27)	(0.02)		(0.18)	(0.27)	
Brazil indirect tax credit	(0.05)	-		(0.05)	-		-	-		-	-		-	-	
Loss on expected sale of consumer accessories and other businesses	-	-		-	-		-	-		-	-		0.06	-	
Germany excise tax classification litigation charge	-	-		-	-		-	-		-	-		0.10	-	
RBH (Canada) Plan Implementation, including dividend income, net	-	-		-	-		-	-		-	-		(0.10)	-	
Impairment of Wellness business related equity investment	-	-		-	-		-	-		-	-		0.09	-	
Net earnings attributable to RBH	-	-		-	(0.06)		-	-		-	-		-	-	
Tax items	(0.06)	(0.04)		(0.06)	(0.04)		(0.03)	-		(0.03)	0.11		(0.11)	(0.03)	
Adjusted Diluted EPS	$ 5.17	$ 5.19	(0.4)%	$ 5.21	$ 5.16	1.0%	$ 5.98	$ 6.13	(2.4)%	$ 6.57	$ 6.01	9.3%	$ 7.54	$ 6.57	14.8%
Less: Currency	(0.32)			(0.32)			(0.77)			(0.38)			0.04		
Adjusted Diluted EPS, excluding Currency	$ 5.49	$ 5.19	5.8%	$ 5.53	$ 5.16	7.2%	$ 6.75	$ 6.13	10.1%	$ 6.95	$ 6.01	15.6%	$ 7.50	$ 6.57	14.2%

(a) Adjusted Diluted EPS, excluding the impact of net earnings attributable to RBH from January 1, 2019 through March 21, 2019, and amortization of intangibles. Source: PMI Financials or estimates

46

Championing a Smoke-Free World CAGNY Conference February 18, 2026 Jacek Olczak, Group CEO PMI Emmanuel Babeau, Group CFO PMI